UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

SCIPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Accounting Officer and Secretary

On November 23, 2021, Michael F. Winterscheidt informed SciPlay Corporation (the “Company”) that he would like to transition to a part-time role and, accordingly, will leave his full-time position as Chief Accounting Officer and Secretary and transition to a consulting role to provide general accounting and advisory consulting services effective upon the close of business on November 30, 2021 (the “Separation Date”). Daniel O’Quinn, the Company’s Interim Chief Financial Officer, will serve as the Company’s principal accounting officer effective as of the Separation Date. For biographical information with respect to Mr. O’Quinn, see the information provided under the heading “Departure of Chief Financial Officer and Appointment of Interim Chief Financial Officer” in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2021, which information is incorporated herein by reference. Mr. O’Quinn will not receive any additional compensation in respect of such responsibilities.

Item 8.01.  Other Events.

On November 23, 2021, the Company’s parent Scientific Games Corporation (“Scientific Games”) entered into an agreement in principle to settle a previously disclosed class action lawsuit from 2018 brought in Washington State related to the Company’s online social casino games. Given that the Company has become a separate publicly traded company since the lawsuit was filed in 2018, and that this matter relates to the Company’s games as a legacy business within Scientific Games, the settlement amount of $24.5 million will be paid by the Company. The Company has made certain changes to its games in connection with the litigation and this settlement in principle.

The Company first disclosed this matter in its Registration Statement on Form S-1 filed on April 5, 2019. The agreement in principle, which is signed by both Scientific Games and the Company, remains subject to approval by the U.S. District Court for the Western District of Washington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIPLAY CORPORATION

Date: November 23, 2021	By:	/s/ Daniel O’Quinn
		Name:	Daniel O’Quinn
		Title:	Interim Chief Financial Officer